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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2003 (February 7, 2003)

Artemis International Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29793	13-4023714
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4041 MacArthur Boulevard, Suite 260, Newport Beach, CA 92660
(Address of Principal Executive Offices, including Zip Code)

(949) 660-7100
(Registrant's telephone number, including area code)

ITEM 5. Other Events.

        On February 7, 2003, the Company issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c)
Exhibit

Number	Description
99.1	Press release issued by Artemis International Solutions Corporation on February 7, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION (Registrant)
DATE: February 11, 2003	By:	/s/ CHARLES F. SAVONI
	Name:	Charles F. Savoni
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release issued by Artemis International Solutions Corporation on February 7, 2003.

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SIGNATURES
EXHIBIT INDEX